Item 1. Report to Shareholders

DECEMBER 31, 2004

MID-CAP VALUE FUND

Annual Report

T. ROWE PRICE

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The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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                               REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.
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T. ROWE PRICE MID-CAP VALUE FUND
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Fellow Shareholders

A rally in the final quarter helped the broad market indexes move solidly higher in 2004, making for the first period of consecutive yearly gains since 1999. The general character of the market's advance also stayed on track: value stocks continued to outperform growth-oriented issues, and mid- and small-cap shares generally fared better than large-caps. A wide variety of companies saw improved financial results as a healthier economy buoyed profit margins. Corporate cash flows were, by some measures, the best seen in several decades, and many companies raised dividends and repurchased shares. These favorable economic and market conditions provided a good environment for your fund, which produced a year of decent gains.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months          12 Months
--------------------------------------------------------------------------------

Mid-Cap Value Fund                          11.82%             20.56%

Mid-Cap Value Fund--Advisor Class           11.66              20.24

Mid-Cap Value Fund--R Class                 11.54              19.97

S&P MidCap 400 Index                         9.80              16.48

Lipper Mid-Cap Value Funds Index            10.77              19.54

Lipper Mid-Cap Core Funds Index              9.41              15.44

Russell Midcap Value Index                  15.43              23.71

Your fund returned 11.82% for the six months ended December 31, 2004, and 20.56% for the year. These results trailed those of the Russell Midcap Value Index, but exceeded the performance of the Lipper Mid-Cap Value and Lipper Mid-Cap Core Indices. The fund continues to demonstrate favorable longer-term performance relative to our competitors as recognized by Morningstar, which gives the fund an overall five-star rating. (The Mid-Cap Value Fund received an Overall Morningstar Rating(TM) of five stars for its risk-adjusted performance. This rating is derived from a weighted average of the performance figures associated with a fund's 3-, 5-, and 10-year (if applicable) Morningstar Rating(TM) metrics. The fund was rated among 199, 199, and 128 mid-cap value funds for the overall rating and the three- and five- year periods ended December 31, 2004.)* Returns for the fund's Advisor and R Class shares were slightly lower due to their different cost structures.

* For funds with at least a 3-year history, a Morningstar Rating(TM) is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately. Morningstar Rating(TM) is for the retail share class only; other classes may have different performance characteristics. The fund received 5 stars for the 3- and 5-year periods as of December 31, 2004.


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You may have noticed that we included reference to the Lipper Mid-Cap Core
Index. While Lipper began classifying our fund as Mid-Cap Core last November, this does not reflect any change in our investment process or mandate. Rather, the formula Lipper uses to classify funds was affected by the lower earnings--and hence, higher price-to-earnings ratio--of some of the holdings in our portfolio. We have always tended to construct portfolios of companies whose financial performance may be depressed for a period, but where we see long-term value and a prospect for improvement in earnings and cash flow.

MARKET ENVIRONMENT

U.S. stocks rose moderately in the second half of 2004, capping a second consecutive year of gains. Equities declined through mid-August as economic growth moderated amid rising short-term interest rates, surging energy costs, and a heated presidential campaign. Stock prices rose as oil prices backed away from their late-October peak of $55 per barrel, and gains accelerated following the re-election of President Bush. High-profile corporate deals and mergers late in the year were also supportive. By year-end, several major indexes were at or near their highest levels of the year.

VALUE VS. GROWTH
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Russell Midcap Value Index                  15.43%        23.71%

Russell Midcap Growth Index                  9.01         15.48

Small- and mid-cap shares outperformed their larger counterparts for the six months and the year. Mid-cap value stocks outperformed mid-cap growth stocks in both periods as well. Within the Russell Midcap Value Index, energy, industrials, and materials stocks were among the strongest performers. Health care and technology stocks lagged.

PORTFOLIO AND STRATEGY REVIEW

A central focus of our fund is to seek companies that are struggling to overcome challenges presented by a downturn in an end market, a poorly integrated acquisition, or numerous other factors--and then to wait as these problems are resolved. The troubled utilities sector offered many of these characteristics a few years ago, and several power companies in the portfolio rebounded from significant problems to post more solid results. Having emerged from bankruptcy only in December 2003, power

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generator NRG has reduced debt while enjoying improving margins on its power sales. A new management team at power and natural gas supplier Dynegy has sold off assets and cut costs to improve its balance sheet. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Excellent business conditions in the energy sector drew substantial press over the past year. We were able to benefit from record-high energy prices by owning the mid-size companies that provide drilling, exploration, and other services to the oil giants. We mentioned the strong performance of Grant Prideco and Diamond Offshore Drilling to you in the semiannual report. Cooper Cameron, a manufacturer of oil and gas pressure control equipment, also helped results. We believe there has been significant underinvestment in energy production capacity, and that well-positioned equipment and services firms will benefit even if oil prices continue to back down from their highs.

[Graphic Omitted]

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Financials                                         22%

Consumer                                           20%

Industrials and Business Services and Materials    16%

Energy and Utilities                               13%

Information Technology                              9%

Other and Reserves                                  9%

Health Care                                         9%

Telecommunications Services                         2%

Based on net assets as of 12/31/04.

Heightened economic activity has meant more transport of raw materials and finished goods. CSX, Union Pacific, and others have seen healthy demand for shipping along the nation's already straining railroad network. The improving commercial aerospace market and the benefits of earlier restructuring efforts helped Rockwell Collins and Raytheon. A better economy and a favorable interest rate and equity market environment also resulted in gains for the financial sector. The brokerage Charles Schwab has profited from increased equity trading volumes, as well as the return of its founder, who has brought renewed focus and direction to the company.

In such a strong market, relatively few of the fund's holdings posted losses for either the six-month or one-year periods, but some lagged the broader market. Having come back strongly in 2003, many information technology stocks stumbled in 2004. The highly cyclical

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semiconductor market peaked mid-year, which contributed to declines for semiconductor equipment manufacturer Novellus; we expect the company's fortunes to improve as the cycle once again turns favorable. Bearingpoint, an IT consulting firm, fared poorly as well.

While the overall economy has recovered nicely, the advertising market has remained surprisingly sluggish. This hurt two of our newspaper holdings, Dow Jones (publisher of The Wall Street Journal) and New York Times. A soft advertising environment also hurt two radio holdings, Cox Radio and Entercom Communications. Investors worried as well about the threat to traditional radio from new sources, such as the ubiquitous iPod and satellite radio. We believe traditional radio companies have more flexibility than is generally accepted to combat these trends, and we are finding many values in the sector.

Consistent with our usual approach, our purchases in the past six months arose from individual opportunities rather than from following broader investment themes. We purchased Marsh & McLennan following allegations of bid-rigging, which had sent the shares of this prominent insurance broker dramatically lower. The company, which is also a force in asset management and consulting, recovered late in the year as a new chief executive appeared resolved to take the necessary steps to satisfy regulators. Chiron fell following much-publicized problems with its flu vaccine, but this is a well-diversified company that we believe is selling for less than the sum of its parts.

OUTLOOK

Mid-cap equities and value stocks have now generated four years of good results compared with the broader market. The strong performance of medium-sized companies leaves their valuations no longer inexpensive in relation to the broader market. While good values can still be had, it is more difficult to find attractive candidates for this value-oriented portfolio than in some years. Regardless of the environment we face as investors, we will continue to stick to our knitting, leveraging the unique skills of

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our fine analysts and following the discipline of investing in undervalued stocks. Over time, I am confident our results will justify your continued investment.

We are grateful for your continued support.

Respectfully submitted,

David J. Wallack
Chairman of the fund's Investment Advisory Committee

January 21, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.
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RISKS OF INVESTING

The fund's share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Mid-caps typically offer greater return potential than larger established firms and involve less risk than small-caps. Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 or 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P MidCap 400 Index: Unmanaged index that tracks the stocks of 400 mid-size U.S. companies.

Russell Midcap Growth Index: Unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: Unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
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T. ROWE PRICE MID-CAP VALUE FUND
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PORTFOLIO HIGHLIGHTS
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TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04

Diamond Offshore Drilling                                                   2.6%

St. Paul Companies                                                          1.6

Marsh & McLennan                                                            1.5

NiSource                                                                    1.5

Mattel                                                                      1.5
--------------------------------------------------------------------------------

Teco Energy                                                                 1.4

Campbell Soup                                                               1.4

HealthSouth                                                                 1.4

Novellus Systems                                                            1.3

Manpower                                                                    1.2
--------------------------------------------------------------------------------

Lincare Holdings                                                            1.2

Charles Schwab                                                              1.2

BearingPoint                                                                1.2

MedImmune                                                                   1.2

Tenet Healthcare                                                            1.2
--------------------------------------------------------------------------------

CSX                                                                         1.2

Nalco Holding                                                               1.2

PNC Financial Services Group                                                1.2

Bowater                                                                     1.1

NRG Energy                                                                  1.1
--------------------------------------------------------------------------------

Chiron                                                                      1.1

Molex                                                                       1.1

Synovus Financial                                                           1.1

AmerisourceBergen                                                           1.1

GAP                                                                         1.1
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Total                                                                      32.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.
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PORTFOLIO HIGHLIGHTS
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MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases                       Largest Sales
--------------------------------------------------------------------------------

Mattel *                                McAfee

Marsh & McLennan *                      NeighborCare **

Chiron *                                King Pharmaceuticals **

PNC Financial Services Group *          TCF Financial **

Tribune *                               Cooper Cameron

Nalco Holding *                         Cadence Design Systems **

Axis Capital Holdings *                 AT&T

GAP                                     Abercrombie & Fitch **

AnnTaylor Stores *                      Potash Corp./Saskatchewan **

Outback Steakhouse *                    Forest Oil **


*    Position added

**   Position eliminated
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T. ROWE PRICE MID-CAP VALUE FUND
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GROWTH OF $10,000
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This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

MID-CAP VALUE FUND
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As of 12/31/04

Mid-Cap Value Fund $33,807

S&P MidCap 400 Index $31,112

Lipper Mid-Cap Core Funds Index $23,608

                        Mid-Cap            S&P MidCap           Lipper Mid-Cap
                      Value Fund           400 Index           Core Funds Index

6/28/1996              $10,000              $10,000                 $10,000

12/96                   11,630               10,914                  10,619

12/97                   14,783               14,435                  12,979

12/98                   14,988               17,194                  13,989

12/99                   15,516               19,725                  17,933

12/00                   19,046               23,178                  19,055

12/01                   21,781               23,038                  18,121

12/02                   20,174               19,695                  14,973

12/03                   28,042               26,709                  20,451

12/04                   33,807               31,112                  23,608

Note: Performance for Advisor and R Class shares will vary due to the differing fee structure.

See returns table on the next page.

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T. ROWE PRICE MID-CAP VALUE FUND
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AVERAGE ANNUAL COMPOUND TOTAL RETURN
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This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since    Inception
Periods Ended 12/31/04                1 Year    5 Years   Inception         Date
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Mid-Cap Value Fund                    20.56%     16.85%      15.39%      6/28/96

S&P MidCap 400 Index                  16.48       9.54       14.27

Russell Midcap Value Index            23.71      13.48       13.63

Lipper Mid-Cap Core Funds Index       15.44       5.65       10.63
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Mid-Cap Value Fund--Advisor Class     20.24                  30.30       9/30/02

Mid-Cap Value Fund--R Class           19.97                  29.91       9/30/02

S&P MidCap 400 Index                  16.48                  25.64

Russell Midcap Value Index            23.71                  30.75

Lipper Mid-Cap Core Funds Index       15.44                  25.95

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
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T. ROWE PRICE MID-CAP VALUE FUND
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FUND EXPENSE EXAMPLE
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As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying tables. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE MID-CAP VALUE FUND
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                               Beginning           Ending          Expenses Paid
                           Account Value    Account Value         During Period*
                                  7/1/04         12/31/04     7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Investor Class
Actual                         $1,000.00        $1,118.20                  $4.47

Hypothetical (assumes 5%
return before expenses)         1,000.00         1,020.91                   4.27

Advisor Class
Actual                          1,000.00         1,116.60                   5.69

Hypothetical (assumes 5%
return before expenses)         1,000.00         1,019.76                   5.43

R-Class
Actual                          1,000.00         1,115.40                   6.97

Hypothetical (assumes 5%
return before expenses)         1,000.00         1,018.55                   6.65

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.84%, the Advisor Class was 1.07%, and the R Class was 1.31%.
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T. ROWE PRICE MID-CAP VALUE FUND
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FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
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Investor class

                                   Year
                                  Ended
                               12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period             $ 20.34  $  15.00   $ 16.40   $ 15.64   $ 13.37

Investment activities

  Net investment income (loss)     0.10      0.13      0.13      0.13      0.18

  Net realized and
  unrealized gain (loss)           4.05      5.70     (1.34)     2.07      2.82

  Total from
  investment activities            4.15      5.83     (1.21)     2.20      3.00

Distributions

  Net investment income           (0.10)    (0.13)    (0.12)    (0.13)    (0.17)

  Net realized gain               (1.40)    (0.36)    (0.07)    (1.31)    (0.56)

  Total distributions             (1.50)    (0.49)    (0.19)    (1.44)    (0.73)

NET ASSET VALUE

End of period                   $ 22.99  $  20.34   $ 15.00   $ 16.40   $ 15.64
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                     20.56%    39.00%   (7.38)%    14.36%    22.75%

Ratio of total expenses to
average net assets                 0.84%     0.91%     0.96%     0.98%     0.99%

Ratio of net investment
income (loss) to average
net assets                         0.63%     0.91%     0.98%     0.95%     1.33%

Portfolio turnover rate            50.0%    50.4%      51.1%     57.5%     31.9%

Net assets, end of period
(in millions)                   $ 4,571  $ 1,879    $   991   $   503   $   282

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
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T. ROWE PRICE MID-CAP VALUE FUND
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FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Advisor Class
                                          Year                          9/30/02
                                         Ended                          Through
                                      12/31/04        12/31/03         12/31/02
NET ASSET VALUE

Beginning of period                   $  20.31        $  14.99         $  13.97

Investment activities

  Net investment income (loss)            0.12            0.13             0.04*

  Net realized and unrealized
  gain (loss)                             3.96            5.68            1.17**

  Total from investment activities        4.08            5.81             1.21

Distributions

  Net investment income                  (0.08)          (0.13)           (0.12)

  Net realized gain                      (1.40)          (0.36)           (0.07)

  Total distributions                    (1.48)          (0.49)           (0.19)

NET ASSET VALUE

End of period                         $  22.91        $  20.31         $  14.99
                                      ------------------------------------------

Ratios/Supplemental Data

Total return^                            20.24%          38.89%           8.66%*

Ratio of total expenses to
average net assets                        1.06%           1.08%          1.10%*!

Ratio of net investment
income (loss) to average
net assets                                0.42%           0.64%          1.29%*!

Portfolio turnover rate                   50.0%           50.4%            51.1%

Net assets, end of period
(in thousands)                        $ 310,755       $ 67,383         $  1,528

* Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/06.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.


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T. ROWE PRICE MID-CAP VALUE FUND
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FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

R Class
                                          Year                          9/30/02
                                         Ended                          Through
                                      12/31/04        12/31/03         12/30/02
NET ASSET VALUE

Beginning of period                   $  20.23        $  15.00         $  13.97

Investment activities

  Net investment income (loss)            0.10            0.11             0.03*

  Net realized and unrealized
  gain (loss)                             3.91            5.61            1.18**

  Total from investment activities        4.01            5.72             1.21

Distributions

  Net investment income                  (0.06)          (0.13)           (0.11)

  Net realized gain                      (1.40)          (0.36)           (0.07)

  Total distributions                    (1.46)          (0.49)           (0.18)

NET ASSET VALUE

End of period                         $  22.78        $  20.23         $  15.00
                                      ------------------------------------------

Ratios/Supplemental Data

Total return^                            19.97%          38.26%           8.66%*

Ratio of total expenses to
average net assets                        1.32%           1.38%          1.40%*!

Ratio of net investment
income (loss) to average
net assets                                0.18%           0.36%          0.84%*!

Portfolio turnover rate                   50.0%           50.4%           51.1%

Net assets, end of period
(in thousands)                        $189,350        $ 19,195         $    109

* Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 4/30/06.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.
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T. ROWE PRICE MID-CAP VALUE FUND
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                                                               December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                       Shares/$ Par            Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   91.2%

CONSUMER DISCRETIONARY   17.2%

Hotels, Restaurants & Leisure   0.8%

Outback Steakhouse                                      950,000           43,491

                                                                          43,491

Household Durables   0.9%

Newell Rubbermaid                                     2,010,000           48,622

                                                                          48,622

Leisure Equipment & Products   1.5%

Mattel                                                3,920,000           76,401

                                                                          76,401

Media   9.6%

Cablevision Systems, Class A *                        2,025,000           50,422

Cox Radio, Class A *                                    857,400           14,130

Dow Jones                                             1,254,400           54,014

Entercom Communications *                             1,451,600           52,098

Hearst-Argyle Television                                258,300            6,814

Meredith                                                721,000           39,078

New York Times, Class A                               1,265,000           51,612

Pearson (GBP)                                         3,710,000           44,673

Reuters (GBP)                                         4,425,000           32,003

Scholastic *                                          1,145,400           42,334

Tribune                                               1,080,000           45,511

Univision Communications, Class A *                     950,000           27,807

Washington Post, Class B                                 25,905           25,465

                                                                         485,961

Multiline Retail   2.2%

Big Lots *                                              911,500           11,057

Dillards, Class A                                     1,435,000           38,558

Family Dollar Stores                                  1,660,000           51,842

Saks                                                    700,000           10,157

                                                                         111,614

Specialty Retail   2.1%

AnnTaylor Stores *                                    1,725,000           37,139

GAP                                                   2,581,000           54,511

Weight Watchers *                                       325,000           13,348

                                                                         104,998

Textiles, Apparel, & Luxury Goods   0.1%

Unifi *!                                              1,014,900            3,887

                                                                           3,887

Total Consumer Discretionary                                             874,974

CONSUMER STAPLES   2.3%

Food Products   2.3%

Archer-Daniels-Midland                                  249,000            5,555

Campbell Soup                                         2,358,700           70,501

Heinz                                                 1,116,000           43,513

Total Consumer Staples                                                   119,569

ENERGY   5.2%

Energy Equipment & Services   4.7%

Cooper Cameron *                                        480,000           25,829

Diamond Offshore Drilling                             3,240,000          129,762

Grant Prideco *                                       2,169,200           43,492

Hanover Compressor *                                  2,045,000           28,896

Petroleum Geo-Services ADR *                            170,000           10,550

                                                                         238,529

Oil & Gas   0.5%

Murphy Oil                                              290,000           23,331

                                                                          23,331

Total Energy                                                             261,860

FINANCIALS   22.1%

Capital Markets   4.5%

AmeriTrade *                                          1,707,000           24,273

Charles Schwab                                        5,102,900           61,031

Federated Investors, Class B                          1,015,000           30,856

Janus Capital Group                                   2,598,900           43,687

LaBranche & Co. *                                     1,771,100           15,869

Northern Trust                                        1,084,000           52,661

                                                                         228,377

Commercial Banks   4.5%

Citizens Banking                                        170,000            5,840

Commerce Bancshares                                     412,411           20,703

First Horizon National                                  450,000           19,400

Huntington Bancshares                                 1,680,000           41,630

PNC Financial Services Group                          1,020,000           58,589

Regions Financial                                       800,000           28,472

Synovus Financial                                     1,985,000           56,731

                                                                         231,365

Consumer Finance   0.9%

Moneygram International                               2,082,000           44,013

                                                                          44,013

Diversified Financial Services   0.2%

Groupe Bruxelles Lambert (EUR)                          120,000            9,730

                                                                           9,730

Insurance   10.4%

Aon                                                   1,881,900           44,902

Axis Capital Holdings                                 1,826,300           49,968

Genworth Financial, Class A                           1,870,000           50,490

Jefferson Pilot                                         760,000           39,490

Loews                                                   245,000           17,223

Marsh & McLennan                                      2,350,000           77,315

Ohio Casualty *                                       1,268,000           29,430

Protective Life                                         425,000           18,143

SAFECO                                                  598,700           31,276

St. Paul Companies                                    2,211,975           81,998

UnumProvident                                         2,617,700           46,962

XL Capital                                              508,200           39,462

                                                                         526,659

Real Estate   0.9%

Apartment Investment & Management, Class A, REIT        800,000           30,832

Equity Office Properties, REIT                          465,000           13,541

                                                                          44,373

Thrifts & Mortgage Finance   0.7%

Radian                                                  665,000           35,405

                                                                          35,405

Total Financials                                                       1,119,922

HEALTH CARE   8.9%

Biotechnology   2.9%

Chiron *                                              1,721,200           57,367

Human Genome Sciences *                               1,400,000           16,828

MedImmune *                                           2,235,000           60,591

Vertex Pharmaceuticals *                              1,170,000           12,367

                                                                         147,153

Health Care Providers & Services   5.6%

Accredo Health *                                        125,000            3,465

AmerisourceBergen                                       960,000           56,333

Community Health System *                               200,000            5,576

HealthSouth *                                        10,961,300           68,837

Lincare Holdings *                                    1,440,000           61,416

McKesson                                                850,000           26,741

Tenet Healthcare *                                    5,455,000           59,896

                                                                         282,264

Pharmaceuticals   0.4%

Barr Pharmaceuticals *                                  150,000            6,831

Valeant Pharmaceuticals                                 500,000           13,175

                                                                          20,006

Total Health Care                                                        449,423

INDUSTRIALS & BUSINESS SERVICES   8.8%

Aerospace & Defense   1.4%

Raytheon                                              1,079,000           41,898

Rockwell Collins                                        792,200           31,244

                                                                          73,142

Airlines   1.0%

Southwest Airlines                                    3,170,000           51,607

                                                                          51,607

Commercial Services & Supplies   3.5%

Allied Waste Industries *                             3,405,000           31,599

Equifax                                               1,650,000           46,365

Herman Miller                                           805,100           22,245

Manpower                                              1,290,000           62,307

ServiceMaster                                         1,103,000           15,210

                                                                         177,726

Road & Rail   2.9%

CSX                                                   1,475,000           59,118

Laidlaw International *                               1,820,000           38,948

Union Pacific                                           700,000           47,075

                                                                         145,141

Total Industrials & Business Services                                    447,616

INFORMATION TECHNOLOGY   9.5%

Communications Equipment   0.1%

Tellabs *                                               460,000            3,951

                                                                           3,951

Electronic Equipment & Instruments   2.6%

AVX                                                   2,986,100           37,625

Jabil Circuit *                                       1,385,000           35,428

Molex, Class A                                        2,131,200           56,797

                                                                         129,850

Internet Software & Services   0.5%

IAC/InterActiveCorp *                                   800,000           22,096

                                                                          22,096

IT Services   2.1%

BearingPoint *                                        7,596,800           61,002

BISYS Group *                                         2,500,000           41,125

Ceridian *                                              311,700            5,698

                                                                         107,825

Semiconductor & Semiconductor Equipment   1.5%

KLA-Tencor *                                            275,000           12,809

Novellus Systems *                                    2,320,000           64,705

                                                                          77,514

Software   2.7%

BMC Software *                                        2,392,000           44,491

Intuit *                                                900,000           39,609

McAfee *                                                220,000            6,365

Synopsys *                                            2,455,000           48,167

                                                                         138,632

Total Information Technology                                             479,868

MATERIALS   7.3%

Chemicals   2.2%

Agrium                                                  318,900            5,374

Great Lakes Chemical                                  1,120,900           31,934

Mosaic *                                                891,500           14,549

Nalco Holding *                                       3,018,000           58,911

                                                                         110,768

Metals & Mining   1.5%

Harmony Gold ADR                                      3,680,000           34,114

Meridian Gold *                                       1,842,800           34,958

Teck Cominco, Class B (CAD)                             150,000            4,603

                                                                          73,675

Paper & Forest Products   3.6%

Abitibi Consolidated                                  3,100,000           21,452

Bowater                                               1,315,000           57,821

Domtar                                                  200,000            2,414

Domtar (CAD)                                          4,121,400           49,672

MeadWestvaco                                          1,227,200           41,590

Potlatch                                                224,700           11,365

                                                                         184,314

Total Materials                                                          368,757

TELECOMMUNICATION SERVICES   2.5%

Diversified Telecommunication Services   1.5%

AT&T                                                    445,000            8,482

Qwest Communications *                               10,388,700           46,126

Telus (CAD)                                             387,000           11,651

Telus                                                   264,700            7,649

                                                                          73,908

Wireless Telecommunication Services   1.0%

Crown Castle International *                            119,400            1,987

Telephone and Data Systems                              584,000           44,939

U. S. Cellular *                                        143,100            6,405

                                                                          53,331

Total Telecommunication Services                                         127,239

UTILITIES   7.4%

Electric Utilities   2.8%

El Paso Electric *                                      970,000           18,372

FirstEnergy                                             618,200           24,425

Pinnacle West Capital                                   389,500           17,298

Teco Energy                                           4,630,000           71,024

XCEL Energy                                             462,300            8,414

                                                                         139,533

Gas Utilities   1.5%

NiSource                                              3,382,600           77,055

                                                                          77,055

Multi-Utilities & Unregulated Power   3.1%

CMS Energy *                                          3,190,000           33,336

Duke Energy                                           1,665,000           42,174

Dynegy, Class A *                                     4,770,300           22,039

Northwestern *                                          333,266            9,331

NRG Energy *                                          1,412,500           50,921

                                                                         157,801

Total Utilities                                                          374,389

Total Common Stocks (Cost  $3,959,482)                                 4,623,617

CONVERTIBLE PREFERRED STOCKS   0.1%

UTILITIES  0.1%

Multi-Utilities & Unregulated Power   0.1%

NRG Energy *                                              5,907            6,505

Total Convertible Preferred Stocks (Cost  $6,007)                          6,505

CONVERTIBLE BONDS   0.1%

UTILITIES  0.1%

Electric Utilities   0.1%

XCEL Energy, 144A, 7.50%, 11/21/07                    1,365,000            2,164

Total Convertible Bonds (Cost  $1,365)                                     2,164

SHORT-TERM INVESTMENTS   8.3%

Money Market Fund   8.3%

T. Rowe Price Reserve Investment Fund, 2.28% #!     421,778,070          421,778

Total Short-Term Investments (Cost  $421,778)                            421,778

Total Investments in Securities

99.7% of Net Assets (Cost $4,388,632)                                 $5,054,064
                                                                      ----------

(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $2,164 and represents 0.1% of net assets

ADR  American Depository Receipts

CAD  Canadian dollar

EUR  Euro

GBP  British pound

REIT Real Estate Investment Trust

!Affiliated Companies
($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

                        Purchase      Sales    Investment           Value
Affiliate                   Cost       Cost        Income    12/31/04   12/31/03
--------------------------------------------------------------------------------

Unifi                $     4,495   $ 14,059      $      -    $  3,887   $      *

T. Rowe Price
Reserve Investment
Fund, 2.28%                   **         **         3,824     421,778    106,611

Totals                                           $  3,824    $425,665   $106,611
                                                 -------------------------------

*    The issuer was not considered an affiliated company at December 31, 2003.

**   Purchase and sale information not shown for cash management funds.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------
                                                              December 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $426,262)                              $    425,665

  Non-affiliated companies (cost $3,962,370)                           4,628,399

  Total investments in securities                                      5,054,064

Other assets                                                              66,051

Total assets                                                           5,120,115

Liabilities

Total liabilities                                                         49,326

NET ASSETS                                                          $  5,070,789
                                                                    ------------

Net Assets Consist of:

Undistributed net investment income (loss)                          $        634

Undistributed net realized gain (loss)                                    54,952

Net unrealized gain (loss)                                               665,437

Paid-in-capital applicable to 220,732,641 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                        4,349,766

NET ASSETS                                                          $  5,070,789
                                                                    ------------

NET ASSET VALUE PER SHARE

Investor Class
($4,570,684,725/198,854,872 shares outstanding)                     $      22.99
                                                                    ------------
Advisor Class
($310,754,697/13,563,853 shares outstanding)                        $      22.91
                                                                    ------------
R Class
($189,349,669/8,313,916 shares outstanding)                         $      22.78
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)

                                                                           Year
                                                                          Ended
                                                                       12/31/04
Investment Income (Loss)

Income

  Dividend                                                           $   48,625

  Interest                                                                  278

  Total income                                                           48,903

Expenses

  Investment management                                                  22,005

  Shareholder servicing

    Investor Class                                                        4,486

    Advisor Class                                                           188

    R Class                                                                 103

  Rule 12b-1 fees

    Advisor Class                                                           406

    R Class                                                                 433

  Registration                                                              421

  Prospectus and shareholder reports

    Investor Class                                                          321

    Advisor Class                                                            24

    R Class                                                                  16

  Custody and accounting                                                    256

  Legal and audit                                                            26

  Directors                                                                  10

  Miscellaneous                                                              33

  Total expenses                                                         28,728

  Expenses paid indirectly                                                  (25)

  Net expenses                                                           28,703

Net investment income (loss)                                             20,200

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Affliliated Companies                                                  (9,945)

  Non-Affiliated Companies                                              306,626

  Foreign currency transactions                                            (165)

  Net realized gain (loss)                                              296,516

Change in net unrealized gain (loss)

  Securities                                                            386,617

  Other assets and liabilities
  denominated in foreign currencies                                           3

  Change in net unrealized gain (loss)                                  386,620

Net realized and unrealized gain (loss)                                 683,136

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $  703,336
                                                                     ----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                            Year
                                                           Ended
                                                        12/31/04       12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                      $    20,200     $    11,463

  Net realized gain (loss)                              296,516          92,745

  Change in net unrealized gain (loss)                  386,620         353,473

  Increase (decrease) in net assets
  from operations                                       703,336         457,681

Distributions to shareholders

  Net investment income

    Investor Class                                      (18,142)        (11,379)

    Advisor Class                                          (975)           (396)

    R Class                                                (449)           (100)

  Net realized gain

    Investor Class                                     (254,015)        (31,511)

    Advisor Class                                       (17,062)         (1,096)

    R Class                                             (10,477)           (278)

  Decrease in net assets from distributions            (301,120)        (44,760)

Capital share transactions *

  Shares sold

    Investor Class                                    2,599,210         709,037

    Advisor Class                                       243,964          61,640

    R Class                                             166,379          18,883

  Distributions reinvested

    Investor Class                                      253,230          40,256

    Advisor Class                                        15,027           1,276

    R Class                                              10,925             379

  Shares redeemed

    Investor Class                                     (533,337)       (265,006)

    Advisor Class                                       (35,310)         (4,654)

    R Class                                             (17,528)         (1,519)

  Increase (decrease) in net assets from
  capital share transactions                          2,702,560         560,292

Net Assets

Increase (decrease) during period                     3,104,776         973,213

Beginning of period                                   1,966,013         992,800

End of period                                       $ 5,070,789     $ 1,966,013
                                                    -----------     -----------

(Including undistributed net investment income of $634 at 12/31/04 and $0 at 12/31/03)

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                            Year
                                                           Ended
                                                        12/31/04       12/31/03
*Share information

    Shares sold

      Investor Class                                    119,836          40,573

      Advisor Class                                      11,206           3,402

      R Class                                             7,682           1,007

    Distributions reinvested

      Investor Class                                     11,249           2,058

      Advisor Class                                         670              65

      R Class                                               490              19

    Shares redeemed

      Investor Class                                    (24,620)        (16,315)

      Advisor Class                                      (1,631)           (250)

      R Class                                              (807)            (85)

    Increase (decrease) in shares outstanding           124,075          30,474

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------
                                                              December 31, 2004
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued. The fund has three classes of shares: Mid-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 28, 1996, Mid-Cap Value--Advisor Class (Advisor Class), offered since September 30, 2002, and Mid-Cap Value--R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $569,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $3,648,433,000 and $1,548,346,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                                $    160,343,000

Long-term capital gain                                              140,777,000

Total distributions                                            $    301,120,000
                                                               ----------------

At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                        $    711,044,000

Unrealized depreciation                                             (50,431,000)

Net unrealized appreciation (depreciation)                          660,613,000

Undistributed ordinary income                                        32,912,000

Undistributed long-term capital gain                                 27,498,000

Paid-in capital                                                   4,349,766,000

Net assets                                                     $  5,070,789,000
                                                               ----------------

Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $4,824,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2004.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net realized gain                                $    (15,694,000)

Paid-in capital                                                      15,694,000

At December 31, 2004, the cost of investments for federal income tax purposes was $4,393,456,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly.

The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $2,707,000.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Through the repayment date, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class's net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation. Pursuant to this agreement, at December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, each class operated below its expense limitation.

--------------------------------------------------------------------------------

                                                   Advisor Class         R Class

Expense Limitation                                         1.10%           1.40%

Limitation Date                                          4/30/06         4/30/06

Repayment Date                                           4/30/08         4/30/08

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $82,000 for Price Associates, $1,776,000 for T. Rowe Price Services, Inc., and $595,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $259,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2004, the fund was charged $281,000 for shareholder servicing costs related to the college savings plans, of which $200,000 was for services provided by Price and $19,000 was payable at period-end. At December 31, 2004, approximately 2.4% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2004, the fund was allocated $355,000 of Spectrum Funds' expenses and $198,000 of Retirement Funds' expenses. Of these amounts, $395,000 related to services provided by Price and $49,000 was payable at period-end. At December 31, 2004, approximately 4.5% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 3.1% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management Investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 196,390 shares of the Investor Class, representing less than 1% of the fund's net assets.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Value Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

   o $149,239,000 from short-term capital gains,

   o $148,009,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $41,807,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $37,726,000 of the fund's income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1996

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1996                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe
1997                          Price Global Investment Services Limited and
[43]                          T. Rowe Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1996                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Mid-Cap Value Fund

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

P. Robert Bartolo, CPA (1972)           Vice President, T. Rowe Price; formerly
Vice President, Mid-Cap Value Fund      intern, T. Rowe Price (to 2001)

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Mid-Cap Value Fund      Price Group, Inc., and T. Rowe Price
                                        Trust Company

Christopher W. Carlson (1967)           Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Group, Inc.

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Mid-Cap Value Fund           Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years

Henry M. Ellenbogen (1971)              Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Group, Inc.; formerly
                                        Executive Vice President, Business
                                        Development, HelloAsia (to 2001); Chief
                                        of Staff, U.S. Representative Peter
                                        Deutsch (to 1999)

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Mid-Cap Value Fund      Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer,               President, T. Rowe Price; Vice
Mid-Cap Value Fund                      President, T. Rowe Price investment
                                        Services, Inc., and T. Rowe Price Group,
                                        Inc.

Gregory S. Golczewski, (1966)           Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Trust Company

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Mid-Cap Value Fund      Price investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Kara Cheseby Landers, CFA (1963)        Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Mid-Cap Value Fund           and T. Rowe Price investment Services,
                                        Inc.

Gregory A. McCrickard, CFA (1958)       Vice President, T. Rowe Price, T. Rowe
Vice President, Mid-Cap Value Fund      Price Group, Inc., and T. Rowe Price
                                        Trust Company

Heather K. McPherson, CPA (1967)        Vice President, T. Rowe Price; formerly
Vice President, Mid-Cap Value Fund      intern, Salomon Smith Barney (to 2001);
                                        Vice President of Finance and
                                        Administration, Putnam Lowell
                                        Securities, Inc. (to 2000)

Joseph M. Milano, CFA (1972)            Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years

Charles G. Pepin (1966)                 Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Group, Inc.

J. David Wagner, CFA (1974)             Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Group, Inc.
David J. Wallack (1960)                 Vice President, T. Rowe Price and
President, Mid-Cap Value Fund           T. Rowe Price Group, Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Mid-Cap Value Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $15,810               $16,047
     Audit-Related Fees                       2,181                   908
     Tax Fees                                 4,287                 4,167
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005